                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 21, 1998



                         First Alliance Mortgage Company
                                  on behalf of
                    First Alliance Mortgage Loan Trust 1998-3
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        California                  333-44585-04                52-2151946
----------------------------    --------------------       -------------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)              Identification
                                        No.)



                       c/o First Alliance Mortgage Company
                           Attention: Francisco Nebot
                         Executive Vice President & CFO
                             17305 Von Karman Avenue
                                Irvine, CA 92614
                    ----------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (949) 224-8500




                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.

            Information relating to the distributions to Certificateholders for the December 1998 Monthly Period of the Trust in respect of the First Alliance Mortgage Loan Asset Backed Certificates, Series 1998-3, Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Mortgage Loans, and the subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1998 between First Alliance Mortgage Company as Servicer, and Norwest Bank as trustee.


Item 7.     Exhibit.

            Monthly Report for the December 1998 Monthly Period relating to the First Alliance Mortgage Loan Asset Backed Certificates Series 1998-3, Class A issued by the First Alliance Mortgage Loan Trust 1998-3.


------------------------------------------------------------------------------------------------------------------
                                             FIRST ALLIANCE MORTGAGE COMPANY
                                             MORTGAGE LOAN ASSET BACKED NOTES
                                                      SERIES 1998-3
==================================================================================================================



                      DISTRIBUTION:   21-Dec-98



              ====================================================================================================
                        ORIGINAL          BEGINNING                                                  ENDING
               CLASS      NOTE              NOTE       PRINCIPAL        INTEREST        TOTAL      CERTIFICATE
                        BALANCE           BALANCE     DISTRIBUTION   DISTRIBUTION   DISTRIBUTION     BALANCE
              ----------------------------------------------------------------------------------------------------
                A-1   30,000,000.00    28,034,505.60     828,814.17   144,844.95       973,659.12   27,205,691.43

                A-2   22,000,000.00    22,000,000.00           0.00   112,933.33       112,933.33   22,000,000.00

                A-3   18,000,000.00    18,000,000.00           0.00    96,900.00        96,900.00   18,000,000.00

                A-4   30,000,000.00    29,719,023.20     643,712.13   135,914.29       779,626.42   29,075,311.06

                 R             0.00             0.00           0.00         0.00             0.00            0.00

                OC             0.01       379,434.83           0.00         0.00             0.00      571,070.00
              ====================================================================================================
              TOTALS 100,000,000.01    98,132,963.63   1,472,526.30   490,592.57     1,963,118.87   96,852,072.49
              ====================================================================================================


Principal Distribution Factors Statement

============================================================================================
          ORIGINAL        BEGINNING      SCHEDULED     UNSCHEDULED
 CLASS      FACE         CERTIFICATE     PRINCIPAL      PRINCIPAL                REALIZED
          BALANCE          BALANCE      DISTRIBUTION   DISTRIBUTION  ACCERTION   LOSS (3)
--------------------------------------------------------------------------------------------


  A-1   30,000,000.00     934.48352000   0.00000000   27.62713900   0.00000000   0.00000000

  A-2   22,000,000.00   1,000.00000000   0.00000000    0.00000000   0.00000000   0.00000000

  A-3   18,000,000.00   1,000.00000000   0.00000000    0.00000000   0.00000000   0.00000000

  A-4   30,000,000.00     990.63410667   0.00000000   21.45707100   0.00000000   0.00000000

   R             0.00       0.00000000   0.00000000    0.00000000   0.00000000   0.00000000

  OC             0.01       0.00000000   0.00000000    0.00000000   0.00000000   0.00000000
============================================================================================

              Principal Distribution Factors Statement (cont'd)
================================================================================
            ENDING            ENDING           TOTAL               TOTAL
          CERTIFICATE      CERTIFICATE       PRINCIPAL           PRINCIPAL
CLASS       BALANCE         PERCENTAGE       REDUCTION           DISTRIBUTION
--------------------------------------------------------------------------------
A-1       906.85638100        0.90685638    27.62713900         27.62713900

A-2      1000.00000000        1.00000000     0.00000000          0.00000000

A-3      1000.00000000        1.00000000     0.00000000          0.00000000

A-4       969.17703533        0.96917704    21.45707100         21.45707100

  R         0.00000000        0.00000000     0.00000000          0.00000000

 OC         0.00000000        0.00000000     0.00000000          0.00000000
================================================================================




              Interest Distribution Factors Statement
======================================================================================================================

           ORIGINAL      CURRENT      BEGINNING      CURRENT      PAYMENT OF       CURRENT   NON-SUPPORTED
 CLASS       FACE      CERTIFICATE   CERTIFICATE/    ACCRUED        UNPAID        INTEREST     INTEREST    REALIZED
            BALANCE       RATE       NOTIONAL BAL.   INTEREST INTEREST SHORTFALL  SHORTFALL   SHORTFALL     LOSSES
----------------------------------------------------------------------------------------------------------------------

  A-1   30,000,000.00    6.20000%     934.48352000   4.82816500   0.00000000     0.00000000  0.00000000   0.000000000

  A-2   22,000,000.00    6.16000%   1,000.00000000   5.13333318   0.00000000     0.00000000  0.000000000  0.000000000

  A-3   18,000,000.00    6.46000%   1,000.00000000   5.38333333   0.00000000     0.00000000  0.000000000  0.000000000

  A-4   30,000,000.00    5.31094%     990.63410667   4.53047633   0.00000000     0.00000000  0.000000000  0.000000000

   R             0.00    0.00000%       0.00000000   0.00000000   0.00000000     0.00000000  0.000000000  0.000000000

  OC             0.01    0.00000%       0.00000000   0.00000000   0.00000000     0.00000000  0.000000000  0.000000000

======================================================================================================================


              Interest Distribution Factors Statement (Cont'd)

================================================================================
            ENDING               TOTAL
CLASS     CERTIFICATE/          INTEREST
          NOTIONAL BAL        DISTRIBUTION
--------------------------------------------------------------------------------
A-1       906.85638100        4.82816500

A-2      1000.00000000        5.13333318

A-3      1000.00000000        5.38333333

A-4       969.17703533        4.53047633

  R         0.00000000        0.00000000

 OC         0.00000000        0.00000000

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         FIRST ALLIANCE MORTGAGE COMPANY
                        MORTGAGE LOAN ASSET BACKED NOTES
                                  SERIES 1998-3

================================================================================



                 DELINQUENCY STATUS

                                              Percentage Delinquent
                                                      Base On
                       Current         Unpaid
                        Number      Principal   Number of  Unpaid Balance
                      of Loans        Balance    Loans
              ------------------------------------------------------------
              30 Days        4     326,139.01   0.380590%   0.336739%
              60 Days        3     317,632.23   0.285442%   0.327956%
              90+ Days       0           0.00   0.000000%   0.000000%
              Foreclosure    8     700,251.79   0.761180%   0.723012%
              REO            0           0.00   0.000000%   0.000000%
              ------------------------------------------------------------
              Totals        15   1,344,023.03   1.427212%   1.387707%
              ------------------------------------------------------------


Current Period Realized Loss - Includes Interest Shortlall     0.00

Cumulative Realized Losses - Includes Interest Shortfall       0.00

Current Period Class A Insufficient Funds

Principal Balance of Contaminated Properties                   0.00

Periodic Advance                                          35,953.68





Group                                              1                 2
                                               ---------         ---------


Subordinate Amount                             412,643.41       158,426.59
Subordinate Reduction Amount                         -                -
Required Subordinate Amount                  1,225,000.00       825,000.00
Suborindate Increase Amount                    948,554.50       722,010.68
Extra Principal Distribtion Amount             136,197.91        55,437.26
Excess Cash Amount                             136,197.91        55,437.26



        -------------------------------------------------------------------
                                COLLATERAL STATEMENT
        -------------------------------------------------------------------


        Beginning Scheduled Collateral Balance               98,132,963.62
        Ending Scheduled Collateral Balance                  96,852,072.49
        Ending Actual Collateral Balance at 30-Sep-1998      96,908,754.60
        Monthly P&I Constant                                           -
        Scheduled Principal                                      76,780.04
        Unscheduled Principal                                 1,204,111.09
        -------------------------------------------------------------------

                                    SIGNATURE
                                    ---------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                First Alliance Mortgage Loan Trust 1998-3
                                ------------------------------------------
                                            (Registrant)

                                By: First Alliance Mortgage Company
                                   ---------------------------------------
                                             (Servicer)

Date:  March 18, 1999            By: /S/ Francisco Nebot
       ------------------          ---------------------------------------

                                Name:   Francisco Nebot
                                     -------------------------------------
                                        Executive Vice President and
                                Title:  Chief Financial Officer
                                      ------------------------------------